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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):    January 22, 1997



                      THORNBURG MORTGAGE ASSET CORPORATION
             (Exact name of registrant as specified in its charter)


            MARYLAND                          011-11914                         85-0404134
        (State or other                      (Commission                     (I.R.S. Employer
          jurisdiction                       File Number)                  Identification No.)
       of incorporation)
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                   119 EAST MARCY STREET, SUITE 201
                         SANTA FE, NEW MEXICO                   87501
               (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:         (505) 989-1900

   _________________________________________________________________________
         (Former name or former address, if changed since last report.)


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ITEM 5     OTHER EVENTS.

        On January 20, 1997, in connection with the Company's registration statement (No. 333-16799 the "Registration Statement") that was declared effective by the Securities and Exchange Commission (the "SEC") on December 13,
1996, the Company entered into an underwriting agreement (the "Underwriting
Agreement") with certain underwriters for which Stifel, Nicolaus & Company, Incorporated, EVEREN Securities, Inc., Principal Financial Securities, Inc.,
Sutro & Co. Incorporated and Thornburg Securities Corporation are acting as representatives (the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of 2,400,000 shares of Series A
9.68% Cumulative Convertible Preferred Stock ("Preferred Stock"). The Company has also agreed to grant to the Underwriters an option to purchase an additional 360,000 shares of Preferred Stock on the terms and for the purposes set forth therein.

        The Underwriting Agreement has been filed as an exhibit to this report and is incorporated by reference herein. This report, including the Underwriting Agreement filed as an exhibit hereto, is incorporated by reference into the Registration Statement.

ITEM 7(C)  EXHIBITS.

        The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

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

Exhibit        Name of Exhibit
-------        ---------------
   1.3         Underwriting Agreement
   3.1.3       Articles Supplementary
  10.4         Amendment to 1992 Stock Option Plan dated
               December 18, 1996
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THORNBURG MORTGAGE ASSET CORPORATION


Date:  January 22, 1997              /s/ Richard Story
                                     -------------------------------------
                                     Richard P. Story
                                     Chief Financial Officer and Treasurer
                                     (Principal Accounting Officer)





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                                 EXHIBIT INDEX


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

Exhibit           Name of                                                Page
Number            Exhibit                                                Number
-------           -------                                                ------
   1.3            Underwriting Agreement
   3.1.3          Articles Supplementary
  10.4            Amendment to 1992 Stock Option Plan dated
                  December 18, 1996
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